UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NANOSPHERE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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NANOSPHERE, INC.

4088 Commercial Avenue

Northbrook, Illinois 60062

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on April 7, 2015

To the Stockholders of Nanosphere, Inc.:

A Special Meeting of Stockholders (the “Special Meeting”) of Nanosphere, Inc. (the “Company”) will be held on Tuesday, April 7, 2015, at 9:00 a.m. Central Daylight Time at The Westin Chicago North Shore, 601 North Milwaukee Avenue, Wheeling, IL 60090 for the following purposes:

•	Proposal No. 1 – to consider and vote upon a proposal to change the capital structure of the Company by increasing the number of authorized shares of common stock from 150,000,000 to 250,000,000;

•

Proposal No. 2 – to authorize the Board of Directors to amend the Certificate of Incorporation of the Company to effect, at the discretion of the Board of Directors, a reverse stock split of the Company’s common stock (the “Reverse Stock Split”) by a ratio in the range of 15-to-1 to 25-to-1, with the Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range, as determined by the Board of Directors in its discretion; provided that the Reverse Stock Split must be effected, if at all, no later than September 14, 2015; and

•	to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on Thursday, February 26, 2015 will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. If you wish to attend the Special Meeting in person, please bring with you the admission ticket attached to the proxy card or other proof of your share ownership as of the record date (examples of acceptable evidence of share ownership are described in the attached proxy statement). Whether or not you plan to attend the Special Meeting, it is important that your shares be represented. To ensure that your vote is counted, you are urged to vote by proxy via mail, telephone or the Internet as described on the enclosed proxy card. Proxies or voting cards delivered to you by or for brokers or fiduciaries should be returned as requested by them. Prompt return of proxies will save the expense involved in further communication. Voting by mail, telephone or Internet will not limit your right to vote in person or to attend the Special Meeting, but will ensure your representation if you cannot attend. Your proxy is revocable at any time prior to its use.

By order of the Board of Directors,

/s/ Ann Wallin
Ann Wallin
Secretary, Nanosphere, Inc.
March [ ], 2015
Northbrook, Illinois

NANOSPHERE, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 7, 2015

The Board of Directors of Nanosphere, Inc., a Delaware corporation (“Nanosphere,” “we,” “us,” “our” or the “Company”), hereby solicits your proxy for use at a Special Meeting of Stockholders to be held on Tuesday, April 7, 2015, at 9:00 a.m. Central Daylight Time (the “Special Meeting”) at The Westin Chicago North Shore, 601 North Milwaukee Avenue, Wheeling, IL 60090, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement, notice and proxy card are first being mailed to stockholders of record as of February 26, 2015 on or about March [    ], 2015.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on April 7, 2015: This Proxy Statement and the Company’s 2014 Annual Report to Stockholders are available online at http://www.nanosphere.us/investors/annual-reports.

If you complete your proxy by mail, telephone or Internet, you appoint Michael K. McGarrity, Kenneth Bahk, and Ann Wallin, or any of them, as your lawful attorneys-in-fact and your proxies, with full power of substitution, at the Special Meeting and any adjournment(s) or postponement(s) thereof, with all powers that you would possess if personally present at the Special Meeting. Your proxies will vote your shares as you instruct. If you sign and return your proxy, but fail to instruct how to vote your shares, Mr. McGarrity, Mr. Bahk or Ms. Wallin will vote your shares “for” the approval of an increase of our authorized shares of common stock from 150,000,000 to 250,000,000 (Proposal No. 1) and “for” the approval of the Reverse Stock Split (Proposal No. 2). This way your shares will be voted whether or not you attend. We recommend that you vote by proxy in advance of the Special Meeting even if you plan to attend just in case your plans change and you are unable to attend.

The Board of Directors does not know of any matters to be presented at the Special Meeting other than those listed on the notice and described in this proxy statement. If a matter comes up for vote that is not covered by your proxy, your proxies will vote your shares in accordance with their judgment if you have completed your proxy card and authorized them to do so.

The Board of Directors encourages you to attend the Special Meeting in person. No matter what method you use to vote, if you decide to change your vote, you may revoke your proxy any time before your vote is cast at the Special Meeting by (i) giving written notice of revocation to the Secretary of Nanosphere; (ii) if you voted by telephone or Internet, by submitting a new vote by telephone or Internet (your latest telephone or Internet vote is counted); (iii) submitting a signed proxy bearing a date later than the date of the prior proxy; or (iv) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, in itself, constitute revocation of your proxy.

Our principal executive offices are located at 4088 Commercial Avenue, Northbrook, Illinois 60062, and our telephone number is (847) 400-9000.

PURPOSE OF THE MEETING

At our Special Meeting, stockholders will be asked to consider and vote upon the following matters:

•	Proposal No. 1 – to consider and vote upon a proposal to change the capital structure of the Company by increasing the number of authorized shares of common stock from 150,000,000 to 250,000,000;

•

Proposal No. 2 – to authorize the Board of Directors to amend the Company’s Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of the Company’s common stock (the “Reverse Stock Split”) by a ratio in the range of 15-to-1 to 25-to-1, with the Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range, as determined by the Board of Directors in its discretion; provided that the Reverse Stock Split must be effected, if at all, no later than September 14, 2015; and

•	to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

INFORMATION ABOUT THE SPECIAL MEETING

Who is entitled to vote?

The record date for the Special Meeting is Thursday, February 26, 2015. Only stockholders of record at the close of business on that date are entitled to vote at the Special Meeting. For more information, see the description of shares eligible to vote under the heading “Voting Rights of Common Stockholders” below.

Am I entitled to vote if my shares are held in “street name”?

Yes, if a bank or brokerage firm holds your shares in street name for you, you are considered the “beneficial owner” of the shares. If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct the record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.

What if I do not give my bank or brokerage firm voting instructions for my shares held in “street name”?

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” For purposes of this Special Meeting, the Company has determined that the approval of an increase in the number of authorized shares of our common stock (Proposal No. 1) and the approval of the Reverse Stock Split (Proposal No. 2) are both routine matters.

May I attend the Special Meeting if I hold my shares in “street name”?

As the beneficial owner of shares, you are invited to attend the Special Meeting. If you are not a record holder, however, you may not attend the meeting or vote your shares in person at the meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares. See “Who can attend the meeting?” below.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted at the Special Meeting. At any meeting of stockholders, the holders of a majority in voting power of all issued and outstanding stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

What if a quorum is not present at the meeting?

If a quorum is not present or represented at the Special Meeting, then the Chairman of the meeting or the holders of a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If a quorum initially is present at the Special Meeting, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment may be transacted.

The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice may be given.

How do I vote if I am a registered stockholder?

1. You may vote by mail. If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by mail by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage prepaid envelope. Your proxy will then be voted at the Special Meeting in accordance with your instructions.

2. You may vote in person at the meeting. If you are a registered stockholder and attend the meeting (please remember to bring your admission ticket or other acceptable evidence of stock ownership as of the record date), you may deliver your completed proxy card in person.

How do I vote if I hold my shares in “street name”?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from the Company. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures, which comply with Delaware law, are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that Nanosphere is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Who can attend the meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the Special Meeting. If you are a stockholder of record and plan to attend the Special Meeting, you must detach and bring with you the stub portion of your proxy card, which is marked “Admission Ticket.” You must also bring a valid government-issued photo identification, such as a driver’s license or a passport.

If your shares are held in street name and you wish to attend the meeting and/or vote in person, you must bring your broker or bank voter instruction card and a proxy, executed in your favor, from your broker or bank. In addition, you must bring valid government-issued photo identification, such as a driver’s license or a passport.

Security measures will be in place at the meeting and briefcases, handbags and packages are subject to inspection. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted or, if admitted, will be required to leave.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote any time before your vote is cast at the meeting:

•	by submitting another properly completed proxy card with a later date;

•	by changing your vote submitted by telephone or on the Internet (your latest telephone or Internet vote is counted); or

•

if you are a registered stockholder, by giving written notice of such revocation to the Secretary of Nanosphere prior to or at the meeting. If notice is to be given prior to the meeting, please send it to: Nanosphere, Inc., 4088 Commercial Avenue, Northbrook, Illinois 60062, Attention: Ann Wallin. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Who will count the votes?

Our transfer agent, American Stock Transfer & Trust Company, will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

•	FOR the approval of an increase in our authorized shares of common stock from 150,000,000 to 250,000,000; and

•	FOR the approval of the Reverse Stock Split.

What if I do not specify how my shares are to be voted?

If you submit a duly executed proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the approval of an increase in our authorized shares of common stock from 150,000,000 to 250,000,000; and

•	FOR the approval of the Reverse Stock Split.

Will any other business be conducted at the meeting?

We are not aware of any other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, your proxy (one of the individuals named on your proxy card) will vote your shares in accordance with his best judgment if you so authorize.

How many votes are required to approve the increase in the number of authorized shares of our common stock (Proposal 1)?

Proposal No. 1 requires the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock to approve the increase in the number of authorized shares of our common stock.

How many votes are required to approve the Reverse Stock Split (Proposal 2)?

Proposal No. 2 requires the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock to authorize the Board of Directors to amend the Company’s Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of the Company’s common stock by a ratio in the range of 15-to-1 to 25-to-1, with the Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range, as determined by the Board of Directors in its discretion.

How will abstentions and broker non-votes be treated?

Shares voting “abstain” abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote on Proposal Nos. 1 and 2. Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote, and will have no effect on the outcome of Proposal Nos. 1 and 2.

VOTING RIGHTS OF COMMON STOCKHOLDERS

The Board of Directors has fixed the close of business on Thursday, February 26, 2015 as the record date for determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Holders of record of our common stock, $0.01 par value (the “Common Stock”) at the close of business on the record date will be entitled to vote together as a single class on all matters that come before the Special Meeting. At the close of business on the record date, there were issued and outstanding 117,295,106 shares of Common Stock (representing 117,295,106 votes), each of which is entitled to vote at the Special Meeting.

The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock, as a single class, represented in person or by proxy, constitutes a quorum for the transaction of business at the Special Meeting.

Security Ownership of Certain Beneficial Owners, Directors and Management

Unless otherwise indicated, the following table sets forth, as of February 17, 2015, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of our Common Stock based upon the most recent information available to us for (i) each person known by us to own beneficially more than five (5%) percent of our outstanding Common Stock, (ii) each current director, (iii) each current executive officer and (iv) all executive officers and directors as a group. Except as otherwise indicated, each listed stockholder directly owned his or her shares and had sole voting and investment power. Unless otherwise noted, the address for each person listed below is Nanosphere, Inc., 4088 Commercial Avenue, Northbrook, Illinois 60062.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we have deemed outstanding shares of Common Stock subject to options held by that person that are exercisable within 60 days of February 17, 2015. We have not deemed these shares outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Shares of Common Stock
5% Stockholders
Ann Lurie (1)	14,724,737	12.55%
A&B Equity Holdings, LLC (1)	10,182,639	8.68%
Ann and Bob Trust 1 (1)	10,182,639	8.68%
Directors and Named Executive Officers
Michael K. McGarrity (2)	1,142,348	*
Kenneth Bahk, Ph.D. (3)	175,000	*
Ann Wallin	56,688
André de Bruin (4)	315,581	*
Gene Cartwright, Ph.D. (5)	142,274	*
Erik Holmlin, Ph.D. (6)	119,074	*
Lorin J. Randall (7)	283,581	*
Michael J. Ward (8)	126,123	*
Kristopher A. Wood	0	*
All executive officers and current directors as a group (9 persons) (9)	2,360,669	1.98%

*	Represents less than 1% of the outstanding shares of common stock.
(1)

Ann Lurie is (i) the manager of A&B Equity Holdings, LLC (“A&B Equity”), which is the record owner of 10,182,639 shares of Common Stock; (ii) the trustee of the Ann and Bob Trust 1 (the “AB Trust”), which is the Managing Member of A&B Equity; (iii) the president and sole director of Lurie Investments, Inc. (“LII”), which is the record owner of 74,324 shares of Common Stock; (iv) the sole trustee of trusts owning 100% of LFT Partnership (“LFT”), which is the record owner of 1,635,904 shares of Common Stock; (v) co-trustee of AOQ Trust, which is the record owner of 2,708,979 shares of Common Stock; (vi) the president and director of the Ann and Robert H. Lurie Foundation (the “Foundation”), which is the record owner of 112,891 shares of Common Stock and

(vii) the trustee of the Ann Lurie Revocable Trust ( “ALRT”), which is the record owner of 10,000 shares of Common Stock. Ms. Lurie may be deemed to indirectly beneficially own shares of the Company’s common stock that are directly or indirectly beneficially owned by each of A&B Equity, the AB Trust, LII, LFT, AOQ Trust, the Foundation and ALRT. Ms. Lurie disclaims beneficial ownership of the shares held by the foregoing entities, except to the extent of her pecuniary interest therein. The address for each of the foregoing entities is c/o Lurie Holdings, Inc., 2 N. Riverside Plaza Suite 1240 Chicago, Illinois 60606. Share information is furnished in reliance on the Schedule 13D/A of Lurie Investment Fund, L.L.C. filed with the SEC on April 9, 2014.

(2)	Includes options to purchase 666,500 shares of common stock that are exercisable within 60 days.
(3)	Includes options to purchase 75,000 shares of common stock that are exercisable within 60 days.
(4)	Includes options to purchase 312,581 shares of common stock that are exercisable within 60 days.
(5)	Includes options to purchase 119,074 shares of common stock that are exercisable within 60 days.
(6)	Includes options to purchase 119,074 shares of common stock that are exercisable within 60 days.
(7)	Includes options to purchase 283,581 shares of common stock that are exercisable within 60 days.
(8)	Includes options to purchase 126,123 shares of common stock exercisable within 60 days.
(9)	Includes options to purchase 1,701,933 shares of common stock exercisable within 60 days.

PROPOSAL NO. 1

CHANGE THE CAPITAL STRUCTURE OF THE COMPANY BY INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 to 250,000,000

General

The Board of Directors is proposing to amend the Company’s Current Certificate, to increase the number of the Company’s authorized shares of Common Stock from 150,000,000 to 250,000,000, as more fully described below. Other than the proposed increase in the number of shares of the Company’s authorized Common Stock, the proposed amendment is not intended to modify the rights of existing stockholders in any material respect. The Board of Directors approved the proposed increase in the number of authorized shares of Common Stock and recommends the approval and adoption of Proposal No. 1 by the stockholders. The proposal regarding this increase in the number of authorized shares of Common Stock is as follows:

PROPOSAL No. 1: To consider and vote upon a proposal to change the capital structure of the Company by increasing the number of authorized shares of Common Stock from 150,000,000 to 250,000,000.

The proposed amendment to the Current Certificate (the “Authorized Capital Amendment”) under this Proposal No. 1 is set forth in Annex A to this Proxy Statement. If approved, Proposal No. 1 will become effective upon the filing of the Authorized Capital Amendment with the Secretary of State of the State of Delaware, which the Company would process promptly after the Special Meeting. If Proposal No. 1 is not approved, the Authorized Capital Amendment would not be filed, and the Current Certificate would remain in effect. A copy of the Current Certificate was filed as Exhibit 3.1 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 File No. 333-145356, as filed with the SEC on October 17, 2007, as amended by the Certificate of Amendment filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, as filed with the SEC on August 6, 2014.

Background of Proposed Increase in the Number of Authorized Shares of Common Stock

Under Delaware law, the Company may only issue shares of its capital stock to the extent such shares have been authorized for issuance under our Current Certificate. The Current Certificate authorizes the issuance of up to 150,000,000 shares of Common Stock and up to 10,000,000 shares of preferred stock, having a par value of $0.01 per share. As of February 26, 2015, 117,295,106 shares of Common Stock were issued and outstanding, 5,327,128 unissued shares of Common Stock were reserved for issuance upon exercise of outstanding options under our equity compensation plans, 4,416,440 unissued shares of Common Stock were reserved for future issuance under our 2014 Plan, 136,019 unissued shares of Common Stock were reserved for issuance upon the future exercise of outstanding warrants to purchase shares of our Common Stock, leaving approximately 22,825,307 shares of Common Stock unissued and unreserved. In addition, 10,000,000 undesignated shares of preferred stock are authorized under the Current Charter but no shares of preferred stock have been issued. In order to ensure sufficient shares of Common Stock will be available for issuance by the Company, the Board of Directors has approved, subject to stockholder approval, the Authorized Capital Amendment to increase the number of shares of such Common Stock authorized for issuance from 150,000,000 to 250,000,000.

Purpose and Effect of the Authorized Capital Amendment

The Board of Directors believes it desirable to increase the authorized number of shares of Common Stock in order to provide the Company with adequate flexibility in corporate planning and strategies. The availability of additional shares of Common Stock for issuance could be used for a number of purposes, including corporate financing, public or private offerings of Common Stock, future acquisitions, stock dividends, stock splits, strategic relationships with corporate partners, stock options, and other stock-based compensation. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. There are currently no other plans, agreements or understandings regarding the issuance of any of the additional shares of Common Stock that would be available if this proposal is approved. The additional authorized shares may be issued for such purposes and for such consideration as the Board of Directors may determine without further stockholder approval, unless such action is required by applicable law or the rules of the NASDAQ Capital Market or any stock exchange on which the Company’s securities may be listed.

The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. The additional shares of Common Stock for which authorization is sought would be part of the existing class of Common Stock. There will be no change in voting rights, dividend rights, liquidation rights, preemptive rights or any other stockholder rights as a result of the Authorized Capital Amendment. However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or the rules of the NASDAQ Capital Market or any stock exchange on which the Company’s securities may be listed. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

The increase in the Company’s authorized but unissued shares of Common Stock that would result from adoption of the Authorized Capital Amendment could have a potential anti-takeover effect with respect to the Company, although management is not presenting the proposal for this reason and does not presently anticipate using the increased authorized shares for such a purpose. The potential anti-takeover effect of the Authorized Capital Amendment arises because it would enable the Company to issue additional shares of Common Stock up to the total authorized number with the effect that stockholdings and related voting rights of then existing stockholders would be diluted to an extent proportionate to the number of additional shares of Common Stock issued. In addition, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company’s stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt or contemplated attempt to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Vote Required and Board of Directors Recommendation

Assuming a quorum is present, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required for the approval of Proposal No. 1. Abstentions will be counted as present for purposes of determining if a quorum is present, but will have the same effect as a negative vote on the outcome of this proposal. No appraisal rights are available under Delaware Law or under the Current Certificate or the Company’s Amended and Restated Bylaws to any stockholder who dissents from this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

AUTHORIZE BOARD OF DIRECTORS TO AMEND CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

General

The Board of Directors is proposing to amend the Company’s current Second Amended and Restated Certificate of Incorporation (the “Current Certificate”), to authorize a reverse stock split of the outstanding shares of our common stock (the “Reverse Stock Split”) at a ratio of not less than 15-to-1 and not more than 25-to-1, with the Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, and granting the Board of Directors the discretion to file a certificate of amendment (the “Reverse Stock Split Amendment”) to the Current Certificate with the Secretary of State of the State of Delaware effecting the Reverse Stock Split or to abandon the Reverse Stock Split altogether. The Reverse Stock Split Amendment will effect the Reverse Stock Split by proportionately reducing the number of outstanding shares of common stock based on the Reverse Stock Split ratio selected by the Board of Directors, but will not increase the par value of common stock, and will not change the number of authorized shares of our capital stock. If implemented, the number of shares of our common stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our common stock outstanding, so that the percentage of our outstanding common stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of common stock in lieu of a fractional share. The Board of Directors must effect the Reverse Stock Split, if at all, no later than September 14, 2015. The proposed amendment to the Current Certificate (the “Reverse Stock Split Amendment”) under this Proposal No. 2 is set forth in Annex B to this Proxy Statement.

A copy of the Current Certificate was filed as Exhibit 3.1 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 File No. 333-145356, as filed with the SEC on October 17, 2007, as amended by the Certificate of Amendment filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, as filed with the SEC on August 6, 2014.

Background and Purpose of the Proposed Reverse Stock Split

On the date of the mailing of this proxy statement, our common stock was listed on the NASDAQ Capital Market under the symbol “NSPH.” The continued listing requirements of the NASDAQ Capital Market provide, among other things, that our common stock must maintain a closing bid price in excess of $1.00 per share. On September 19, 2014, we received a deficiency letter from the Listing Qualifications Department of The NASDAQ Stock Market, notifying us that, for the prior 30 consecutive business days, the closing bid price of our common stock was not maintained at the minimum required closing bid price of at least $1.00 per share as required for continued listing on The NASDAQ Capital Market. In accordance with NASDAQ Listing Rules, we have been given until March 18, 2015 to regain compliance with this requirement. As part of our efforts to regain compliance, the listing of our common stock was transferred from the NASDAQ Global Market to the NASDAQ Capital Market effective October 23, 2014, which made us eligible for an additional 180 calendar day compliance period. Upon completion of the transfer of the Company’s common stock to the NASDAQ Capital Market, the Company opted into NASDAQ’s all inclusive annual listing fee program for 2015. On February 20, 2017, we provided notice to NASDAQ of our intention to cure the deficiency during the second compliance period, by effecting a reverse stock split. However, if it appears to NASDAQ that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, NASDAQ would notify the Company that its securities would be subject to delisting. In the event of such a notification, the Company may appeal NASDAQ’s determination to delist its securities, but there can be no assurance that NASDAQ would grant the Company’s request for continued listing.

To regain compliance, the closing bid price of the Company’s common stock must be $1.00 per share or more for a minimum of 10 consecutive business days. If the Company regains compliance, NASDAQ will provide the Company with written confirmation and will close the matter.

Our board of directors has considered the potential harm to us and our stockholders should NASDAQ delist our common stock from The NASDAQ Capital Market. Delisting from NASDAQ would adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also negatively affect the value and liquidity of our common stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. Delisting also could have other negative results, including the potential loss of confidence by employees, the loss of institutional investor interest and fewer business development opportunities.

Our board of directors has determined that the continued listing of our common stock on the NASDAQ Capital Market is beneficial for our stockholders. If our common stock is delisted from the NASDAQ Capital Market, the board of directors believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock.

Our board of directors also believes that the increased market price of our common stock expected as a result of implementing a reverse stock split could improve the marketability and liquidity of our common stock and could encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

In addition, as of February 26, 2015, 117,295,106 shares of Common Stock were issued and outstanding, 5,327,128 unissued shares of Common Stock were reserved for issuance upon exercise of outstanding options under our equity compensation plans, 4,416,440 unissued shares of Common Stock were reserved for future issuance under our 2014 Plan, 136,019 unissued shares of Common Stock were reserved for issuance upon the future exercise of outstanding warrants to purchase shares of our Common Stock, leaving approximately 22,825,307 shares of Common Stock unissued and unreserved. We will not be able to raise additional capital through the sale of additional shares of common stock in excess of our remaining authorized shares of common stock without either effecting the Reverse Stock Split or amending our Certificate of Incorporation to authorize additional shares of capital stock.

The purpose of the Reverse Stock Split is to decrease the total number of shares of our common stock outstanding and increase the market price of our common stock. The board of directors intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our listing on the NASDAQ Capital Market.

If the Reverse Stock Split proposal is approved by our stockholders, the board of directors will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. If stockholders approve the Reverse Stock Split at the Special Meeting, the board of directors currently intends to effect the Reverse Stock Split immediately following the Special Meeting unless it determines that doing so would not have the desired effect of maintaining the listing of our common stock on the NASDAQ Capital Market. If the trading price of our common stock increases without the Reverse

Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split common stock can be maintained above $1.00. There also can be no assurance that our common stock will not be delisted from the NASDAQ Capital for other reasons.

The market price of our common stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our common stock.

If our stockholders approve the Reverse Stock Split proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the board of directors that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split.

If our stockholders do not approve the Reverse Stock Split proposal and the minimum closing bid price of our common stock does not otherwise increase to at least $1.00 per share, we expect that our common stock will be delisted from the NASDAQ Capital Market.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of Nanosphere, nor is it a plan by management to recommend a series of similar actions to our board of directors or our stockholders. Notwithstanding the decrease in the number of outstanding shares of common stock following the Reverse Stock Split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934 (the “Exchange Act”). In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of common stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Effects of the Reverse Stock Split

If the Reverse Stock Split is approved and implemented, the principal effect will be to proportionately decrease the number of outstanding shares of our common stock based on the Reverse Stock Split ratio selected by our Board of Directors. Pursuant to the Reverse Stock Split, each holder of our common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our common stock (“New Common Stock”) after consummation of the Reverse Stock Split.

Although the Reverse Stock Split will not, by itself, impact our assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of our common stock. The board of directors believes that this risk is outweighed by the benefits of continued listing of our common stock on the NASDAQ Capital Market.

If effected, the Reverse Stock Split will result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our common stock in lieu of a fractional share. None of the rights currently accruing to holders of our common stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our common stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the common stock will remain unchanged at $0.01 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the common stock will be reduced proportionately based on the Reverse Stock Split ratio selected by the Board of Directors, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our common stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Options and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our common stock issuable upon the exercise of outstanding options and warrants would decrease proportionately, in each case based on t the Reverse Stock Split ratio selected by the Board of Directors. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

We are currently authorized to issue a maximum of 150,000,000 shares of our common stock. As of the record date, there were 117,295,106 shares of our common stock issued and outstanding. Although the number of authorized shares of our common stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced based on the Reverse Stock Split ratio selected by the Board of Directors. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under our 2014 Long-Term Incentive Plan (the “Plan”), our board of directors will proportionately reduce such reserve in accordance with the terms of the Plan. As of February 26, 2015, there were 5,000,000 shares of common stock reserved for issuance under the Plan, of which 4,416,440 remained available for future awards, and following the Reverse Stock Split, if any, such reserve will be reduced based on the Reverse Stock Split ratio selected by the Board of Directors.

Following the Reverse Stock Split, the board of directors will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the board of directors deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected.

Effects of the Reverse Stock Split on Outstanding Options and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our common stock will be proportionately reduced by our board of directors in the same ratio as the reduction in the number of shares of outstanding common stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Section 409A. Correspondingly, the per share exercise price of such options will be increased in direct proportion to the Reverse Stock Split ratio selected by the Board of Directors, so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain unchanged.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our common stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Increase of Shares of Common Stock Available for Future Issuance

As a result of the Reverse Stock Split, there will be a reduction in the number of shares of our common stock issued and outstanding, and an associated increase in the number of authorized shares that would be unissued and available for future issuance after the Reverse Stock Split. Such shares could be used for any proper corporate purpose approved by the board of directors including, among other purposes, future financing transactions.

Holders of our common stock have no preemptive or other subscription rights.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our restated certificate of incorporation in the form approved by the Board of Directors. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the board of directors based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the board of directors, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The board of directors currently intends to effect the Reverse Stock Split unless it determines that doing so would not have the desired effect of maintaining the listing of our common stock on the NASDAQ Capital Market.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our common stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a bank, broker or other nominee, and have any questions in this regard, we encourage you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

Our stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of New Common Stock you hold.

Effect on Registered Certificated Shares

Some stockholders of record hold their shares of our common stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our common stock are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Stock Split, if any. The transmittal letter will be accompanied by instructions specifying how to exchange your certificate representing the Old Common Stock for a statement of holding or a certificate of New Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share as a result of the Reverse Stock Split will receive one share of common stock in lieu of such fractional share.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain Federal Income Tax Consequences

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares in connection with employment or other performance of services, broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share in lieu of a fractional share, a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.

The tax treatment of the receipt of a full share of New Common Stock in lieu of a fractional share is unclear. Stockholders should consult their own tax advisors to determine the consequences to them of receiving such a full share in lieu of a fractional share.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Vote Required and Board of Directors Recommendation

Assuming a quorum is present, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required for the approval of Proposal No. 2. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present, but will have the same effect as a negative vote on the outcome of this proposal. No appraisal rights are available under Delaware Law or under the Current Certificate or the Company’s Amended and Restated Bylaws to any stockholder who dissents from this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2.

Annual Report and Financial Statements

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2014, including audited financial statements, accompanies this notice of Special Meeting and proxy statement. No portion of the annual report on Form 10-K is incorporated herein or is considered to be proxy-soliciting material.

We will provide without charge additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, to any stockholder upon written request. Requests should be directed to Nanosphere, Inc., 4088 Commercial Avenue, Northbrook, Illinois 60062, Attention: Ann Wallin In addition, copies of all of our filings with the SEC can be found on our website at http://www.nanosphere.us in the “Investor Relations/Media” section under the heading “SEC Filings.”

Solicitation of Proxies

The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Special Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Special Meeting to beneficial owners of the Company’s common stock. The Company intends to use the services of MacKenzie Partners, Inc., 105 Madison Avenue, 14th Floor, New York, New York 10016, in soliciting proxies and, in such event, the Company expects to pay an amount not to exceed $7,500, plus out-of-pocket expenses, for such services. The Company may conduct further solicitation personally, telephonically, electronically or by facsimile through its officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Nanosphere stockholders will be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may (1) notify your broker, (2) direct your written request to: Secretary, Nanosphere, Inc., 4088 Commercial Avenue, Northbrook, Illinois 60062 or (3) contact Ann Wallin, at (847) 400-9000. Upon a written or oral request to the address or telephone number above, Nanosphere will promptly deliver a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Other Matters

The Board of Directors does not intend to bring any other business before the meeting, and the Board of Directors is not currently aware of any other matters to be voted on at the Special Meeting except as disclosed in the notice of Special Meeting of stockholders. However, if any other matters are properly presented at the Special Meeting, those proxies granting such authority will be voted in respect thereof in accordance with the judgment of stockholders’ your proxy (one of the individuals named on your proxy card).

ANNEX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

NANOSPHERE, INC.

The undersigned, being the duly elected President and Chief Executive Officer of Nanosphere, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That Article Four, Section A of the Second Amended and Restated Certificate of Incorporation be, and it hereby is, amended to read as follows:

“The total number of shares of capital stock which the Corporation shall have the authority to issue is 260,000,000 shares, such shares being divided into 250,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

The following is a statement of the designations, preferences, privileges, qualifications, limitations, restrictions and the special or relative rights granted to or imposed upon the shares of each class.”

SECOND: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and the stockholders of the corporation.

THIRD: That this Certificate of Amendment shall be effective on                     , 2015.

[signature page to follow]

A-1

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment as of this     day of                     , 2015.

NANOSPHERE, INC.

By:
Name:	Michael K. McGarrity
Title:	President and Chief Executive Officer

A-2

ANNEX B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

NANOSPHERE, INC.

The undersigned, being the duly elected President and Chief Executive Officer of Nanosphere, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That Article Four, Section A of the Second Amended and Restated Certificate of Incorporation be, and it hereby is, amended to read as follows:

“The total number of shares of capital stock which the Corporation shall have the authority to issue is 260,000,000 shares, such shares being divided into 250,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, each [            ] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional share interests of Common Stock as a result of the Reverse Stock Split shall be entitled to receive in lieu of such fractional share interests, upon the Effective Time, one whole share of Common Stock in lieu of such fractional share interests.

The following is a statement of the designations, preferences, privileges, qualifications, limitations, restrictions and the special or relative rights granted to or imposed upon the shares of each class.”

SECOND: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and the stockholders of the corporation.

THIRD: That this Certificate of Amendment shall be effective on                     , 2015.

[signature page to follow]

B-1

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment as of this     day of                     , 2015.

NANOSPHERE, INC.

By:
Name:	Michael K. McGarrity
Title:	President and Chief Executive Officer

B-2

NANOSPHERE, INC. 4088 COMMERCIAL AVENUE NORTHBROOK, IL 60062

VOTE BY INTERNET -www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NANOSPHERE, INC.

The Board of Directors recommends you vote FOR proposals 1 and 2.		For	Against	Abstain

1. To consider and vote upon a proposal to change the capital structure of the Company by increasing the number of authorized shares of common stock from 150,000,0000 to 250,000,000.		☐	☐	☐

2. To authorize the Board of Directors to amend the Company’s Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of the Company’s common stock (the “Reverse Stock Split”) by a ratio in the range of 15-to-1 to 25-to-1, with the Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range, as determined by the Board of Directors in its discretion; provided that the Reverse Stock Split must be effected, if at all, no later than September 14, 2015.

		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here		☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

NANOSPHERE, INC. SPECIAL MEETING PROXY CARD THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NANOSPHERE, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 7, 2015
The undersigned hereby appoints Michael K. McGarrity, Kenneth Bahk, and Ann Wallin and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote as provided on the other side, all the shares of Nanosphere, Inc. (“Nanosphere”) common stock that the undersigned is entitled to vote at Nanosphere’s Special Meeting of Stockholders on April 7, 2015, at 9:00 a.m. (Central Daylight Time) at The Westin Chicago North Shore, 601 North Milwaukee Avenue, Wheeling, IL 60090 and at any adjournment or postponement thereof.

Address Change/Comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side